Exhibit 10.1(B)

EXECUTION COPY

CONFIDENTIAL

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 1

TO THE RESEARCH AND DEVELOPMENT COLLABORATION, OPTION, AND LICENSE AGREEMENT

This AMENDMENT NO. 1 TO THE RESEARCH AND DEVELOPMENT COLLABORATION, OPTION, AND LICENSE AGREEMENT (the “Amendment No. 1”) is made this 28th day of July, 2011 (the “Amendment No. 1 Effective Date”) by and between OncoMed Pharmaceuticals, Inc., a Delaware corporation located at 800 Chesapeake Drive, Redwood City, California 94063, United States of America (“OncoMed”) and GlaxoSmithKline LLC, a Delaware limited liability company with a principal place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19102, United States of America (formerly known as SmithKline Beecham Corporation) (“GSK”). OncoMed and GSK are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, on December 7, 2007 GSK and OncoMed entered into that certain Research and Development Collaboration, Option, and License Agreement (the “Agreement”); and

WHEREAS, the Parties now desire to amend the Agreement to, among other things:

enable the Program in which the Collaboration Target is Notch 1 (the “Anti-Notch 1 Program”) to progress as a clinical Program under the Agreement and to provide several alternative paths forward for the Development of the Collaboration Compound identified in the Anti-Notch 1 Program, which is designated “OMP-52M51”;

to modify the obligations of the Parties with respect to the conduct of the Clinical Trials for the Program in which the Collaboration Target is Notch 2/3 (the “Anti-Notch 2/3 Program”), pursuant to which the Collaboration Compound identified in the Anti-Notch 2/3 Program and designated “OMP-59R5” is being developed;

terminate all of GSK’s exclusive option rights to any and all Collaboration Compounds that OncoMed is Researching and Developing that are antibodies bi-specific to DLL4 and VEGF (the “[***] Group”), subject to a right of first negotiation retained by GSK to obtain rights to Products arising from the [***] Group;

terminate OncoMed’s obligation under the Agreement to develop and deliver to GSK any Candidate Selection Compound from any Program other than the Anti-Notch 1 Program and the Anti-Notch 2/3 Program; and

terminate the Program in which the Collaboration Target is DLL4 (the “Anti-DLL4 Program”), all on the terms and conditions as set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, the Parties hereby agree as follows:

AGREEMENT

1.	Definitions. Capitalized terms used in this Amendment No. 1 that are not otherwise defined herein will have the meanings given to such terms in the Agreement. References in this Amendment No. 1 to Section numbers shall refer to such Sections in the Agreement. References in this Amendment No. 1 to Paragraph numbers shall refer to such Paragraphs in this Amendment No. 1.

2.	Establishment of the Joint Clinical Sub-team for the Existing Programs; Decision-Making Authority with respect to the Existing Programs.

2.1	Establishment of the joint Clinical Sub-team. Within a reasonable period of time after the Amendment No. 1 Effective Date, as contemplated by Section 2.4 of the Agreement (but subject to this Paragraph 2.1) the Parties will establish a Joint Clinical Sub-team to serve as a forum for discussing the progress and results relating to the clinical Development activities conducted by the Parties under the Anti-Notch 1 Program and/or the Anti-Notch 2/3 Program (each, an “Existing Program”). The Joint Clinical Sub-team shall also make, where appropriate, certain recommendations to the JSC related to clinical Development activities to be conducted pursuant to the Existing Programs. Specifically, the Joint Clinical Sub-team shall be responsible for:

a.	Collaboratively discussing the on-going clinical data, information and results arising from the conduct of the Existing Programs;

b.	Discussing any issues that may arise in relation to the clinical Development of any Existing Program and making recommendations to the JSC or escalating any disagreements within the Joint Clinical Sub-team to the JSC with respect thereto; and

c.	Any such additional matters as the JSC may, from time to time, delegate to the Joint Clinical Sub-team.

For clarity, the Joint Clinical Sub-team’s sole function shall be to serve as a forum for the discussion of information and data regarding the clinical Development of the Existing Programs and, where appropriate, to make recommendations related thereto to the ]SC. The Joint Clinical Sub-team is not intended to have or to assume any decision-making authority.

2.2

Membership; Meetings. The Joint Clinical Sub-team shall be composed of employee representatives from each of OncoMed and GSK. The initial members of the Joint Clinical Sub-team will include the OncoMed and GSK employee representatives (the “OncoMed Representatives” and the “GSK Representatives”, respectively), as set forth on Exhibit 4, attached hereto and incorporated herein by reference. Upon prior written notice to the other Party, which may be provided by electronic mail, OncoMed, with respect to the OncoMed Representatives, and GSK, with respect to the GSK Representatives, may add, remove, or substitute an OncoMed Representative or a GSK Representative, as applicable, on the Joint Clinical Sub-team. The Joint Clinical Sub-team shall meet as frequently as the Joint Clinical Sub-team determines to be necessary, such meetings to occur in person, by teleconference or by video-teleconference.

2.3	Escalation of Disputes Within the Remit of the Joint Clinical Sub-team. The Joint Clinical Sub-team shall use reasonable efforts to mutually agree upon any clinical Development matters within its remit that are discussed and any recommendations to be made by the Joint Clinical Sub-team either to the Parties hereunder or to the JSC as set forth in Paragraph 2.1 of this Amendment No. 1 with respect thereto. In the event that the Joint Clinical Sub-team is unable to reach agreement on a matter within it remit, then the Joint Clinical Sub-team shall escalate such matter to the JSC for resolution. If, within [***] after such escalation, the JSC is unable to reach agreement on a matter escalated to the JSC in accordance with this Paragraph 2.3, then either Party may escalate the issue to the Head of the Ceedd of GSK and the CEO of OncoMed, or their respective designees with the appropriate authority to resolve such issue (the “Senior Management”). If, after [***] after such issue is escalated, the Senior Management members are unable to mutually agree upon a resolution, then [***]. For all other Disputes arising within the Joint Clinical Sub-team’s remit, such Dispute shall be resolved in accordance with the terms of the Agreement.

2.4	[***] with respect to the Anti-Notch 1 Program. Notwithstanding the foregoing, [***] with respect to the following matters:

a.	[***] shall exercise such right consistent with Exhibit 1, attached hereto and incorporated herein by reference;

b.	The [***] shall exercise such right consistent with Exhibit 2, attached hereto and incorporated herein by reference, including without limitation any later adjustments thereto;

c.	[***] shall exercise such right consistent with Exhibit 2, attached hereto and incorporated herein by reference, including without limitation any later adjustments thereto;

d.	[***] shall exercise such right consistent with Exhibit 3, attached hereto and incorporated herein by reference, including without limitation any later adjustments thereto;

e.	[***] OncoMed will progress the Anti-Notch 1 Program following completion of the Anti-Notch 1 Preliminary Studies, in accordance with Paragraph 4 of this Amendment No. 1; and

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f.	[***] OncoMed will proceed under for the progression of the Anti-Notch 1 Program into a Phase II Trial;

provided, however, that it is understood by the Parties that for matters described in Paragraph 2.4 (b), (c), or (d) above, that [***] after discussion of such matters by the Joint Clinical Sub-team and, if the Joint Clinical Sub-team is unable to reach agreement with respect to such matters, such matter may be escalated as set forth in Paragraph 2.3 above, after which, if such matter remains unresolved, [***]. For clarity, [***] with respect to the matters set forth in Paragraphs 2.4 (a), (e) and (f) shall not be subject to any [***] the Joint Clinical Sub-team and shall not be [***] in Paragraph 2.3 herein or otherwise under any provision of the Agreement or this Amendment No. 1.

2.5	Governance [***] of the Parties with respect to the Anti-Notch 2/3 program. With regard to the Anti-Notch 2/3 Program, the rights of the Parties and of the JSC regarding governance of the Anti-Notch 2/3 Program, [***] shall be as set forth in the Agreement.

2.6	Reports. OncoMed will provide to the Joint Clinical Sub-team timely updates on the conduct of the Anti-Notch 1 Program in advance of each meeting of the Joint Clinical Sub-team, such updates to include without limitation, the data and results (including any negative results) of, and information on the progress of activities conducted in accordance with, the Anti-Notch 1 Program as of the date of such update.

3.	Anti-Notch 1 Program – Overview and Preliminary Studies.

3.1	Overview. The Anti-Notch 1 Program will be progressed through Anti-Notch 1 Preliminary Studies (as defined in Paragraph 3.2.1), Phase I Trial activities (including without limitation “Parts 1 and 2”, as described in Exhibit 2, attached hereto and incorporated herein by reference), and Phase II Trial activities by OncoMed beyond Candidate Selection in accordance with the terms and conditions set forth in the Agreement, as such terms and conditions are modified by this Amendment No. 1, including without limitation Sections 3.4 through 3.6 of the Agreement, the revised payment and milestone obligations with respect to the Anti-Notch 1 Program, governance, and the GSK Program Option points for the Anti-Notch 1 Program, in each case as set forth in this Amendment No. 1.

3.2	Anti-Notch 1 Program Preliminary Studies.

3.2.1	Conduct of the Anti-Notch 1 Preliminary Studies. OncoMed shall conduct the preliminary studies, including without limitation [***] as set forth in Exhibit 1, attached hereto and incorporated herein by reference (the “Anti-Notch 1 Preliminary Studies”). The Anti-Notch 1 Preliminary Studies shall be conducted by OncoMed [***]. On an ongoing basis, the Parties will discuss the plans for conducting the Anti-Notch 1 Preliminary

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Studies. If the Parties disagree upon a material aspect of the Anti-Notch 1 Preliminary Studies, then [***].

3.3	Anti-Notch 1 Preliminary Studies Payments. The Anti-Notch 1 Preliminary Studies shall be [***].

4.	GSK’s Election to Proceed Under Scenario #1, Scenario #2 or Scenario #3 for Progression of the Anti-Notch 1 Program. Following completion of the Anti-Notch 1 Preliminary Studies, OncoMed shall provide to GSK, and GSK shall review, the complete data, results and information generated by OncoMed during the conduct of the Anti-Notch 1 Preliminary Studies (the “Anti-Notch 1 Preliminary Data Package”). GSK will consult with OncoMed with respect to the Anti-Notch 1 Preliminary Data Package and, after meaningful consultation with OncoMed and based on GSK’s overall assessment of the sum total of the data generated, giving reasonable weight, [***] to the various components of the Anti-Notch 1 Preliminary Data Package, [***] after receipt of the Anti-Notch 1 Preliminary Data Package, [***] OncoMed to follow either Scenario #1, Scenario #2 or Scenario #3 for the progression of the Anti-Notch 1 Program, as set forth in Paragraphs 5, 7, and 8 below. If [***] then [***] with respect to the Anti-Notch 1 Program. [***] with respect to the selection of either Scenario #1, Scenario #2 or Scenario #3 for the development of the Anti-Notch 1 Program [***] and such selection shall [***] hereunder or under the Agreement or this Amendment No. 1. Upon [***] OncoMed shall proceed to follow Scenario #1, Scenario #2, or Scenario #3, as determined in accordance with the above. Upon [***].

5.	Selection of Scenario #1 for the Progression of the Anti-Notch 1 Program. If, in accordance with Paragraph 4 of this Amendment No. 1 [***] the Anti-Notch 1 Program under Scenario #1, the following provisions set forth in this Paragraph 5 shall apply and together shall constitute “Scenario #1”:

5.1	Conduct of Phase I Trial (Parts 1 and Part 2) under Scenario #1. OncoMed shall, as soon as reasonably practical [***] Scenario #1, commence activities under Scenario #l as set forth in Exhibit 2, attached hereto and incorporated herein by reference, using its Commercially Reasonable Efforts to conduct such Phase I Trials (Parts 1 and 2) as set forth therein through to Completion of such Phase I Trials in accordance with Paragraph 11. [***] of the Phase I Trials (Parts 1 and 2) conducted by OncoMed under this Scenario #1, [***] of this Amendment No. 1.

5.2	Milestone Payments: Anti-Notch 1 Program Phase I Trial (Parts 1 and 2) Under Scenario #1. In lieu of the payments for the (i) [***] milestones set forth in the first table of Section 8.2.1 of the Agreement that are applicable to the Anti-Notch 1 Program under the Agreement, GSK would pay to OncoMed the following [***] milestone payments, which shall each be payable only when achieved, as one-time only, non-refundable, non-returnable, and non-creditable milestone payments upon the first achievement of each specified milestone event in the Anti-Notch 1 Program Phase I Trial Parts 1 and 2 conducted in accordance

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with Scenario #1, and which shall replace such (i) [***] milestones for the Anti-Notch 1 Program in their entirety:

Scenario #1 Anti-Notch 1 Program Milestone Event	One-Time Payment (millions of Dollars)
[***]	[***]

5.3	Early Option Exercise by GSK Under Scenario #1; Payment of Early Option Exercise Fee.

5.3.1	Early Option Exercise Completion of Phase I Trials Parts 1 and 2. GSK shall have the right to exercise, in GSK’s sole discretion, in accordance with Section 4.1.3(a) of the Agreement and notwithstanding anything to the contrary in Section 4.1 of the Agreement, the GSK Program Option for the Anti-Notch 1 Program within [***] after the Completion of Part 2 of the Phase I Trials for the Anti-Notch 1 Program under Scenario #1 and receipt by GSK of [***] (the “Early Option Exercise Period”). GSK may exercise its GSK Program Option for the Anti-Notch 1 Program at any time during the Early Option Exercise Period by providing written notice of such GSK Program Option exercise to OncoMed. If, upon the expiration of the Early Option Exercise Period, GSK has not exercised its GSK Program Option for the Anti-Notch 1 Program and has not, in the alternative, provided written notice to OncoMed of GSK’s election for OncoMed to continue the Development of the Anti-Notch 1 Program under Scenario #2 as set forth in Paragraph 6 of this Amendment No. 1, then [***] OncoMed to continue to progress the Anti-Notch 1 Program [***] in accordance with Paragraph 5.4 of this Amendment No. 1 below. For the avoidance of doubt, prior to the earlier of (i) [***] or (ii) [***].

5.3.2	Early Option Exercise Fee; [***]. If GSK exercises its GSK Program Option for the Anti-Notch 1 Program in accordance with Paragraph 5.3.1 of this Amendment No. 1, then GSK shall pay to OncoMed an early GSK Program Option exercise fee pursuant to Section 8.2.1 of the Agreement for the Anti-Notch 1 Program of [***] (the “Early Option Exercise Fee”), which reflects the [***] GSK Program Option exercise fee set forth in Section 8.2.1 of the Agreement. Any subsequent milestone and royalty payments owed by GSK to OncoMed with respect to the Anti-Notch 1 Program following such early GSK Program Option exercise by GSK shall be [***]. GSK will pay the Early Option Exercise Fee to OncoMed within [***] after GSK’s receipt of an invoice from OncoMed therefor, such invoice to be sent by OncoMed to GSK on or after the date on which GSK notifies OncoMed of GSK’s early exercise of such GSK Program Option. Notwithstanding Section 8.2.1 of the Agreement, in the event that GSK exercises its GSK Program Option for the Anti-Notch 1 Program at the Completion of Part 2 of the Phase I Trial in accordance with Paragraph 5.3.1 of this Amendment No. 1, [***].

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5.4	Election by GSK to Continue Under Scenario #1 Following Completion of the Phase I Trial Parts 1 and 2; Payment for Commencement of Phase II Trials Under Scenario #1.

5.4.1	Election to Commence Phase II Trial under Scenario #1. If, upon the expiration of the Early Option Exercise Period, GSK has not exercised its early GSK Program Option for the Anti-Notch 1 Program as set forth in Paragraph 5.3.1 and [***] as set forth in Paragraph 5.5 of this Amendment No. 1, then [***] OncoMed to continue to progress the Anti-Notch 1 Program in accordance with Scenario #1, and OncoMed shall, following expiration of the Early Option Exercise Period, use its Commercially Reasonable Efforts to continue Development of the Anti-Notch 1 Program under Scenario #1 through to Completion of the Phase II Trials [***] as set forth for Scenario #1 in the attached Exhibit 2, in accordance with Paragraph 11. [***] including without limitation any later adjustments thereto, [***] consistent with Paragraph 2.4 of this Amendment No. 1, and [***] in a reasonably timely manner. [***] will be consistent with the Clinical Plan for Scenario #1 Guidelines set forth in Exhibit 2, attached hereto and incorporated herein by reference.

5.4.2	Milestone Payment for Commencement of Phase II Trials for the Anti-Notch 1 Program under Scenario #1; Option Exercise Fee Following Completion of the final Phase II Trial for the Anti-Notch 1 Program under Scenario #1.

a.	Milestone Payment upon [***] under Scenario #1. If [***] Development of the Anti-Notch 1 Program under Scenario #1 through to the Completion of the Phase II Trials as set forth in Paragraph 5.4.1 of this Amendment No. 1, then [***] with respect to the Anti-Notch 1 Program as is set forth in the first table in Section 8.2.1 of the Agreement. OncoMed shall invoice GSK on or after [***] milestone and GSK shall pay such milestone payment to OncoMed within [***] of receipt of an invoice therefor from OncoMed.

b.	Option Exercise Fee. Notwithstanding anything to the contrary in Section 4.1 of the Agreement, GSK may elect to exercise its GSK Program Option for the Anti-Notch 1 Program within [***] with respect thereto by providing written notice in accordance Section 4.1.3(a) of the Agreement of such GSK Program Option exercise to OncoMed. If GSK elects to exercise its GSK Program Option in accordance with this Paragraph 5.4.2(b), GSK shall pay to OncoMed the one-time GSK Program Option exercise fee for the Anti-Notch 1 Program of [***]. OncoMed shall invoice GSK for such GSK Program Option exercise fee on or after receipt from GSK of GSK’s notice of exercise of such GSK Program Option

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and GSK shall pay such GSK Program Option exercise fee to OncoMed within [***] after receipt of an invoice therefor from OncoMed. If GSK does not exercise its GSK Program Option in accordance with this Paragraph 5.4, then Section 4.1.5 of the Agreement shall apply with respect to the Anti-Notch 1 Program.

5.5	Election by GSK to Continue the Progression of the Anti-Notch 1 Program Under Scenario #2 Following Completion of the Phase I Trial Parts 1 and 2. If, following the completion by OncoMed of the Anti-Notch 1 Preliminary Studies under Paragraph 3.2, GSK determines and notifies OncoMed in writing that OncoMed should progress the Anti-Notch 1 Program under Scenario #2, the following provisions set forth in Paragraph 7 shall apply. If, following the completion by OncoMed of the Anti-Notch 1 Program Phase I Trial Parts 1 and 2 for the Anti-Notch 1 Program under Paragraph 5.1, GSK determines and notifies OncoMed in writing that OncoMed should progress the Anti-Notch 1 Program under Scenario #2, the following provisions set forth in Paragraph 6 shall apply. The provisions set forth in Paragraph 6 or 7, as applicable, shall constitute “Scenario #2”.

6.	Election to Continue the Progression of the Anti-Notch 1 Program Under Scenario #2 Following Completion of the Phase I Trial Parts 1 and 2 under Scenario #1. If GSK does not elect to exercise its GSK Program Option for the Anti-Notch 1 Program [***] as set forth in Paragraph 5.3, [***] OncoMed to proceed with the Anti-Notch 1 Program under Scenario #2, in lieu of Commencing Phase II Trials under Scenario #1, in which case the following provisions shall apply, and Scenario #1 will no longer apply with respect to the Anti-Notch 1 Program:

6.1	Progression of the Anti-Notch 1 Program Under Scenario #2. If [***] the Anti-Notch 1 Program in accordance with Scenario #2 following the Completion of the Phase I Trial Parts 1 and 2 for such Program (in lieu of Commencing Phase II Trials in accordance with Scenario #1), [***] set forth in Paragraph 5.3.1 of this Amendment No. 1 of [***]. OncoMed shall, as soon as reasonably practicable [***] proceed under Scenario #2, use Commercially Reasonable Efforts to continue with the clinical Development of the Anti-Notch 1 Program through to [***] in each case consistent with the guidelines set forth in Exhibit 3, attached hereto and incorporated herein by reference, and in accordance with Paragraph 11. The JSC shall select, within [***] following the Completion of the Phase I Trials Parts 1 and 2 for the Anti-Notch 1 Program, the [***] consistent with the terms set forth in Section 3.6.2(c)(i) of the Agreement. [***] to be conducted by OncoMed, including without limitation any later adjustments made thereto, under Scenario #2; provided that [***] consistent with the guidelines of Exhibit 3. Such [***]. Notwithstanding Section 3.6.2 of the Agreement, OncoMed shall [***].

6.2	Payment of [***] Milestone; Option Exercise Fee. If [***] the Anti-Notch 1 Program under Scenario #2 in accordance with Paragraph 6.1 of this Amendment No. 1, then, in addition to any and all other payments due under the Agreement as

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such payments are amended by this Amendment No. 1, (a) upon the [***], GSK shall pay to OncoMed [***] as set forth in Paragraph 5.4.2(a) of this Amendment No. 1; and (b) if GSK elects to exercise its GSK Program Option for the Anti-Notch 1 Program following the [***] then GSK shall pay to OncoMed [***] GSK Program Option exercise fee set forth in Paragraph 5.4.2(b) of this Amendment No. 1. If GSK does not exercise its GSK Program Option in accordance with this Paragraph 6.2, then Section 4.1.5 of the Agreement shall apply with respect to the Anti-Notch 1 Program.

7.	Selection of Scenario #2 for the Progression of the Anti-Notch 1 Program Directly Following Completion of the Anti-Notch 1 Preliminary Studies. If, in accordance with Paragraph 4 of this Amendment No. 1, [***] the Anti-Notch 1 Program under Scenario #2, the following provisions set forth in this Paragraph 7 shall apply:

7.1	Conduct of PoC Trials Under Scenario #2. OncoMed shall, as soon as reasonably practical after [***] commence activities under Scenario #2 as set forth in Exhibit 2, attached hereto and incorporated herein by reference, and shall use Commercially Reasonable Efforts to continue with the clinical Development of the Anti-Notch 1 Program [***] consistent with the guidelines set forth on Exhibit 3, attached hereto and incorporated herein by reference, in accordance with Paragraph 11. The JSC shall select [***] to be conducted under Scenario #2, consistent with the terms set forth in Section 3.6.2(c)(i) of the Agreement. [***] including without limitation any later adjustments made thereto, under Scenario #2; provided that [***] consistent with the guidelines of Exhibit 3. Such [***] reasonably timely manner in accordance with Paragraph 2.4 of this Amendment No. 1. Notwithstanding Section 3.6.2 of the Agreement, OncoMed shall [***].

7.2	Anti-Notch 1 Scenario #2 Milestone Payments. If, [***] the Anti-Notch 1 Program under Scenario #2 in lieu of Scenario #1, then GSK would pay to OncoMed the following [***] milestone payments, each shall be payable only when achieved, as one-time only, non-refundable, non-returnable, and non-creditable milestone payments upon the first achievement of each specified milestone event under Scenario #2, such milestones to be paid by GSK in lieu of, and to replace, the payments for [***] milestones set forth in the first table of Section 8.2.1 of the Agreement that are applicable to the Anti-Notch 1 Program under the Agreement:

Scenario #2 Anti-Notch 1 Program Milestone Event	One-Time Payment (millions of Dollars)
[***]	[***]

7.3	Option Exercise Fee. Notwithstanding anything to the contrary in Section 4.1 of the Agreement, GSK may exercise its GSK Program Option for the Anti-Notch 1 Program within [***] by providing written notice in accordance with Section 4.1.3(a) of the Agreement of such GSK Program Option exercise to OncoMed. If

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GSK exercises its GSK Program Option in accordance with this Paragraph 7.3, GSK shall pay to OncoMed the one-time GSK Program Option exercise fee of [***]. OncoMed shall invoice GSK for such GSK Program Option exercise fee on or after receipt from GSK of GSK’s notice of exercise of such GSK Program Option and GSK shall pay the GSK Program Option exercise fee to OncoMed within [***] after receipt of an invoice therefor from OncoMed. If GSK does not exercise its GSK Program Option for the Anti- Notch 1 Program in accordance with this Paragraph 7.3, then Section 4.1.5 of the Agreement shall apply with respect to such Program.

8.	Selection of Scenario #3 for the Progression of the Anti-Notch 1 Program. If, in accordance with Paragraph 4 of this Amendment No. 1, [***] the Anti-Notch 1 Program under Scenario #3 in lieu of Scenario #1 or Scenario #2, the following provisions set forth in this Paragraph 8 shall apply and shall constitute “Scenario #3”:

8.1	Reversion of the GSK Program Option for the Anti-Notch 1 Program to OncoMed; No Further Funding or Payment Obligations. Subject to GSK’s right of first negotiation (“ROFN”), over the Anti-Notch 1 Program and the payment of reverse royalties, as applicable, as set forth in Paragraph 8.2 below, (i) the Anti-Notch 1 Program shall be deemed terminated effective as of [***] to progress the Anti-Notch 1 Program under Scenario #3, (ii) Section 14.6.2(b) of the Agreement shall apply to the Anti-Notch 1 Program, and (iii) OncoMed may proceed with Development of the Anti-Notch 1 Program under Scenario #3. In such event, the GSK Program Option set forth in Section 4.1 of the Agreement for the Anti-Notch 1 Program shall terminate and shall be of no further force or effect with respect to the Anti-Notch 1 Program, and, subject to Paragraph 8.2 herein, Section 4.1.5 of the Agreement shall apply with respect to such Program. Upon [***] Scenario #3, GSK shall have no further obligation to provide any further funding of any kind to OncoMed under the Anti-Notch 1 Program and shall not be under any obligation to pay any milestones to OncoMed or to make any other payments to OncoMed with respect to the Anti-Notch 1 Program unless and until GSK exercises its ROFN to acquire the Anti-Notch 1 Program as set forth in Paragraph 8.2 and enters into a definitive agreement with OncoMed with respect thereto.

8.2	GSK’s ROFN over the Anti-Notch 1 Program. If, following the termination of the Anti-Notch 1 Program under Paragraph 8.1, (i) OncoMed [***] and (ii) OncoMed elects to seek a partner in order to partner, license, lease, transfer, assign, sale, or otherwise dispose of OncoMed’s rights in or to the Anti-Notch 1 Program or any portion thereof, then at the time that OncoMed decides to enter into bona fide license, partnering or divestiture discussions with a potential partner, OncoMed shall so notify GSK in writing, and GSK shall have a one-time ROFN with respect to the Anti-Notch 1 Program to exclusively negotiate with OncoMed for an exclusive license to the Anti-Notch 1 Program on commercially reasonable terms negotiated in good faith and reflecting the then-current fair market value, as follows: (a) If OncoMed provides such written notice to GSK

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prior to [***], then, if GSK elects to exercise its ROFN, GSK and OncoMed shall exclusively negotiate such in-license as set forth above for a period of [***], unless extended by mutual written agreement of the Parties, from the date of receipt of such notice by GSK; and (b) if OncoMed provides such written notice to GSK upon or following [***] OncoMed shall also provide to GSK [***] for the Anti-Notch 1 Program and GSK shall have [***] after receipt of such notice and [***] from OncoMed to determine whether to exercise its ROFN. If in the case of subparagraph (b) GSK notifies OncoMed in writing within such [***] that GSK desires to exercise its ROFN and to enter into negotiations with OncoMed, then the [***] exclusive negotiation period shall commence and the Parties shall thereafter negotiate the terms under which GSK may obtain an exclusive license to the Anti-Notch 1 Program for a period of up to [***], unless mutually extended in writing by the Parties. If, in the case of subparagraph (b), GSK does not notify OncoMed within such [***] data review period that GSK is interested in exercising its ROFN with respect to the Anti-Notch 1 Program, then GSK’s ROFN shall expire at the end of such [***] period. If the Parties do not enter into a definitive partnering agreement with respect to the Anti-Notch 1 Program as set forth in (a) or (b) above within such [***] negotiation period (or longer mutually agreed period), or if GSK does not notify OncoMed within the [***] review period set forth in (b) above that GSK elects to exercise its ROFN for the Anti-Notch 1 Program, then GSK’s rights under this Paragraph 8.2 shall expire and OncoMed shall be free to seek out and to negotiate with any Third Party the terms under which such Third Party would obtain Rights with respect to the Anti-Notch 1 Program, subject to Paragraph 8.2.2. For the avoidance of doubt, in the event that OncoMed elects to seek a Third Party partner for the Anti-Notch 1 Program as set forth above [***] in the Anti-Notch 1 Program, or [***] GSK’s ROFN shall not apply and OncoMed shall be free to seek out and to negotiate with any Third Party with respect to Collaboration Compounds in the Anti-Notch 1 Program without first entering into negotiations with GSK as provided in this Paragraph 8.2, subject to Paragraph 8.2.2. Notwithstanding anything to the contrary in this Paragraph 8.2, GSK’s ROFN with respect to the Anti-Notch 1 Program shall apply only with respect to the first time that OncoMed has demonstrated in good faith by its activities and the dedication of appropriate resources that it is actively seeking to enter into a deal with a bona fide Third Party partner for the Anti-Notch 1 Program, and GSK’s ROFN with respect to the Anti-Notch 1 Program shall expire if OncoMed has not provided any such notification to GSK within [***].

8.2.1	GSK and OncoMed Conclude an Agreement During the Exclusive ROFN Period. Any definitive agreement under which GSK in-licenses or acquires the Anti-Notch 1 Program shall include [***].

8.2.2	OncoMed Development Compounds from the Anti-Notch 1 Program. Following the termination of the Agreement with respect to the Anti-Notch 1 Program under Paragraph 8.1, all Collaboration Compounds within the Anti-Notch 1 Program shall be deemed to be OncoMed

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Development Compounds, subject to Paragraph 8.2. If, as set forth in Paragraph 8.2, OncoMed and GSK do not enter into a definitive agreement with respect to the Anti- Notch 1 Program in accordance with Paragraph 8.2, then all OncoMed Development Compounds within the Anti-Notch 1 Program shall be subject to the applicable terms and conditions of the Agreement, including without limitation, OncoMed’s obligation to pay to GSK the reverse royalties with respect to such OncoMed Development Compounds as set forth in Section 8.4.1 of the Agreement.

9.	Development of the Anti-Notch 2/3 Program. Effective as of the Amendment No. 1 Effective Date, Paragraph 2.5 of this Amendment No. 1 and the guidelines set forth in the attached Exhibit 3 shall govern the clinical Development of the Anti-Notch 2/3 Program in lieu of the guidelines set forth in Exhibit 1.77 of the Agreement, which are hereby replaced and superseded by Exhibit 3 of this Amendment No. 1.

10.	Termination of the Anti-DLL4 Program.

10.1	Termination of the Anti-DLL4 Program. Effective immediately as of the Amendment No. 1. Effective Date, the Agreement is hereby terminated with respect to the Anti-DLL4 Program pursuant to Section 14.3.2 of the Agreement, and Section 14.6.2(b) of the Agreement is applicable with respect to the Anti-DLL4 Program; provided that the Anti-DLL4 Program shall be subject to GSK’s ROFN under Paragraph 10.2 and the reverse royalty payment obligations under Section 8.4.1 of the Agreement with respect thereto, if applicable, in each case as set forth in Paragraph 10.2. OncoMed may hereafter, but is not obligated, to elect to independently progress the Anti-DLL4 Program, and all Collaboration Compounds within the Anti-DLL4 Program shall be deemed to be OncoMed Development Compounds. For the avoidance of doubt, as of the Amendment No. 1 Effective Date, GSK shall have no further payment obligations of any kind with respect to the Anti-DLL4 Program. For clarity, although Collaboration Compounds in the Anti-DLL4 Program [***].

10.2	GSK’s ROFN over the Anti-DLL4 Program. If, following the Amendment No. 1. Effective Date, [***] and (ii) OncoMed elects to seek a partner in order to partner, license, lease, transfer, assign, sale, or otherwise dispose of OncoMed’s rights in or to the Anti-DLL4 Program or any portion thereof, then at the time that OncoMed decides to enter into bona fide license, partnering or divestiture discussions with a potential partner, OncoMed shall notify GSK in writing, and GSK shall have a one-time, exclusive ROFN with respect to the Anti-DLL4 Program to exclusively negotiate with OncoMed for a period of [***] after GSK’s receipt of such notice, which may be extended by mutual agreement of the Parties, to exclusively in-license the Anti-DLL4 Program on commercially reasonable terms negotiated in good faith and reflecting the then-current fair market value, as set forth in this Paragraph 10.2 below. Such ROFN shall expire on the earlier of (a) the end of such [***] negotiation period, unless extended by

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

mutual written agreement of the Parties, or (b) the Completion of the Post-Termination PoC Trials for the Anti-DLL4 Program. If the Parties do not enter into a definitive partnering agreement with respect to the Anti-DLL4 Program as set forth above within such [***] period (or longer mutually agreed period), or OncoMed does not provide a notice pursuant to this Paragraph 10.2 of its decision to enter into discussions with a potential partner prior to expiration of the time period described in subparagraph (b), then GSK’s rights under this Paragraph 10.2 shall expire and OncoMed shall be free to seek out and to negotiate with any Third Party the terms under which such Third Party would obtain rights with respect to the Anti-DLL4 Program, subject to Paragraph 10.2.2. For the avoidance of doubt, in the event that OncoMed elects to seek a Third Party partner for the Anti-DLL4 Program as set forth above [***] GSK’s ROFN shall not apply and OncoMed shall be free to seek out and to negotiate with any Third Party with respect to Collaboration Compounds in the Anti-DLL4 Program without first entering into negotiations with GSK as provided in this Paragraph 10.2, subject to Paragraph 10.2.2. Notwithstanding anything to the contrary in this Paragraph 10.2, GSK’s ROFN with respect to the Anti-DLL4 Program shall apply only with respect to the first time that OncoMed has demonstrated in good faith by its activities and the dedication of appropriate resources that it is actively seeking to enter into a deal with a bona fide Third Party partner for the Anti-DLL4 Program, and GSK’s ROFN with respect to the Anti-DLL4 Program shall expire if OncoMed has not provided any such notification to GSK within [***].

10.2.1	GSK and OncoMed Conclude an Agreement During the Exclusive ROFN Period. Any definitive agreement under which GSK in-licenses or acquires the Anti-DLL4 Program shall include [***].

10.2.2	OncoMed Development Compounds from the Anti-DLL4 Program. Following the Amendment No. 1 Effective Date, all Collaboration Compounds within the Anti-DLL4 Program shall be deemed to be OncoMed Development Compounds, subject to Paragraph 10.2. If, as set forth in Paragraph 10.2, OncoMed and GSK do not enter into a definitive agreement with respect to the Anti-DLL4 Program in accordance with Paragraph 10.2, then all OncoMed Development Compounds within the Anti-DLL4 Program shall be subject to the applicable terms and conditions of the Agreement, including without limitation, OncoMed’s obligation to pay to GSK the reverse royalties with respect to such OncoMed Development Compounds as set forth in Section 8.4.1 of the Agreement.

11.	OncoMed Diligence Obligations. OncoMed shall continue to comply with Section 9.1 of the Agreement as amended by this Amendment No. 1. Subject to the terms and conditions of the Agreement as amended by this Amendment No. 1, OncoMed shall be required to use Commercially Reasonable Efforts to [***]. OncoMed shall have no obligations under Sections 9.1.1, 9.1.2, or 9.1.6 of the Agreement except as provided in

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

this Amendment No. 1. OncoMed’s obligation to use Commercially Reasonable Efforts [***].

12.	Reversion of GSK’s Rights over [***] Collaboration Compounds to OncoMed. As of the Amendment No. 1 Effective Date, GSK’s rights over all Collaboration Compounds within the [***] Group shall revert back to OncoMed and, subject to GSK’s ROFN as set forth herein, OncoMed shall have the right, but not the obligation, to progress the Development of the [***] Group outside of the Collaboration, and the [***] Group shall not be subject to the Agreement. If OncoMed elects to seek a partner in order to partner, license, lease, transfer, assign, sale, or otherwise dispose of OncoMed’s rights in or to the [***] Group or any portion thereof, then at the time that OncoMed decides to enter into bona fide license, partnering or divestiture discussions with a potential partner, OncoMed shall notify GSK in writing, and GSK shall have a one-time, exclusive ROFN with respect to the [***] Group to exclusively negotiate with OncoMed for a period of [***] after GSK’s receipt of such notice, which may be extended by mutual agreement of the Parties, to exclusively in-license the [***] Group on commercially reasonable terms negotiated in good faith and reflecting the then-current fair market value, as set forth in this Paragraph 12 below. Such ROFN shall expire on the earlier of (a) the end of such [***] negotiation period, unless extended by mutual written agreement of the Parties, or (b) [***]. If the Parties do not enter into a definitive partnering agreement with respect to the [***] Group as set forth above within such [***] period (or longer mutually agreed period), or OncoMed does not provide a notice pursuant to this Paragraph 12 of its decision to enter into discussions with a potential partner prior to expiration of the time period described in subparagraph (b), then GSK’s rights under this Paragraph 12 shall expire and OncoMed shall be free to seek out and to negotiate with any Third Party the terms under which such Third Party would obtain rights with respect to the [***] Group. For the avoidance of doubt, in the event that OncoMed elects to seek Third Party partner for the [***] Group as set forth above prior to the generation by OncoMed of any such new material data with respect to Collaboration Compounds in the [***] Group, or after the Completion of the first two Phase II Trials for the [***] Group, GSK’s ROFN shall not apply and OncoMed shall be free to seek out and to negotiate with any Third Party with respect to Collaboration Compounds in the [***] Group without first entering into negotiations with GSK as provided in this Paragraph 12. Notwithstanding anything to the contrary in this Paragraph 12, GSK’s ROFN with respect to the [***] Group shall apply only with respect to the first time that OncoMed has demonstrated in good faith by its activities and the dedication of appropriate resources that it is actively seeking to enter into a deal with a bona fide Third Party partner for the [***] Group, and GSK’s ROFN with respect to the [***] Group shall expire if OncoMed has not provided any such notification to GSK within [***] for the [***] Group.

13.	Termination of OncoMed’s Obligations to Deliver a [***] Program; [***].

13.1	Release of Obligations Relating to the Delivery of a [***] Program. As of the Amendment No. 1 Effective Date, OncoMed shall be released from OncoMed’s contractual obligation under Section 9.1.1 of the Agreement to progress a Collaboration Compound during the Research Collaboration Term in each of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Programs to confirmation by the JSC that each such Collaboration Compound has met the Candidate Selection Criteria, and instead such obligation shall apply with respect to only the two (2) Existing Programs. OncoMed shall be deemed to have had no further obligation to conduct any work towards the delivery of, and shall have no further obligations to deliver, a Candidate Selection Compound for a Program other than the two (2) Existing Programs to GSK. Unless a Program is reinitiated pursuant to Paragraph 13.3, GSK shall have no obligation to pay [***] as set forth in Section 8.2.1 of the Agreement.

13.2	Exclusivity. Notwithstanding Article 7 of the Agreement, as of the Amendment No. 1 Effective Date, the [***] Group and all Collaboration Compounds within the Anti-DLL4 Program shall not be subject to the exclusivity obligations set forth in Article 7 of the Agreement, and OncoMed, its Affiliates, and sublicensees shall be free to develop, manufacture, sell or otherwise exploit any such compounds in the [***] Group or in the Anti-DLL4 Program, respectively, subject to GSK’s ROFN with respect thereto and the payment of any reverse royalties owed to GSK with respect to OncoMed Development Compounds pursuant to Paragraphs 12 and 10.2, as applicable. For the avoidance of doubt, except as set forth in this Paragraph 13.2 above, and except as set forth in Paragraph 8, nothing set forth herein shall be construed to modify, amend or otherwise release either Party from any obligations set forth in Article 7 of the Agreement, except with respect to the Anti-DLL4 Program and the [***] Group, for which Article 7 shall not apply with respect to either Party as of the Amendment No. 1 Effective Date.

13.3	Re-Initiation of [***] Program. If, at any time following the Amendment No. 1 Effective Date, GSK desires to re-initiate a Program that has been removed from the Collaboration under this Amendment No. 1, or initiate a new Program with OncoMed with respect to any Candidate Selection Compounds in the Pathway, GSK will provide written notice to OncoMed of GSK’s desire to initiate or restart [***], which may be based upon previous efforts or newly arising work on the Pathway, and the Parties shall discuss in good faith the inclusion of such Program into the Collaboration; provided that OncoMed’s obligations to discuss such initiation or restart shall not apply to the Anti-DLL4 Program, the [***] Group or, if Paragraph 8 applies, the Anti-Notch 1 Program, if OncoMed has previously partnered, licensed, leased, transferred, assigned, sold, or otherwise exclusively disposed of OncoMed’s rights in or to such Program or the [***] Group, or any portion thereof, after complying with its obligations with respect to any ROFNs under this Amendment No. 1 with respect thereto. If both Parties mutually agree in writing to include a Program into the Collaboration at such time, then such mutually agreed upon Program shall be added to the Collaboration upon the terms and conditions of the Agreement and Collaboration Compounds in such Program shall be eligible for milestone and royalty payments as set forth therein, including without limitation payment of [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.	Consideration of Co-Development and Co-Commercialization Rights for the Anti-Notch 1 Program and the Anti-Notch 2/3 Program. OncoMed’s rights under Article 6 of the Agreement for Collaboration Compounds within Programs other than the Anti-DLL4 Program shall remain unchanged. OncoMed may request at any time following the Amendment No. 1 Effective Date, and [***] any co-Development and/or co-Commercialization rights with respect to the Anti-Notch 1 Program and/or the Anti-Notch 2/3 Program, such co-Development and/or co-Commercialization rights, [***] to be the same rights as set forth in Article 6 of the Agreement with respect to the Anti-DLL4 Program. For the avoidance of doubt, unless and until [***] co-Development and/or co-Commercialization rights to OncoMed with respect to the Anti-Notch 1 Program and/or the Anti-Notch 2/3 Program, OncoMed shall [***].

15.	Modification of Research Collaboration Term Obligations. As of the Amendment No. 1 Effective Date, OncoMed shall have no obligation to continue to identify, Research, Develop, and/or deliver any Collaboration Compounds through to achievement of Candidate Selection Criteria for any Research Program, unless and until the [***] Research Program is initiated or re-initiated by mutual agreement of the Parties pursuant to Paragraph 13.3.

16.	Section 8.2.5 of the Agreement. Section 8.2.5 of the Agreement shall be deleted in its entirety, and replaced with the following:

“8.2.5 GSK Credit. If OncoMed does not [***] within [***] from the Effective Date of the Agreement, GSK will be entitled to deduct [***] from future milestone payments due to OncoMed under this Agreement; [***]. Upon the first approval of a BLA for a GSK Development Compound in the United States, GSK will reimburse OncoMed any amounts credited to GSK under this Section 8.2.5. The Parties agree that, solely for the purposes of this Section 8.2.5, the Anti-DLL4 Program shall be deemed to have Commenced a PoC Trial in satisfaction of the requirement of this Section 8.2.5.”

17.	Press Release. Each Party agrees not to issue any press release or other public statement disclosing other information relating to this Amendment No. 1 or the transactions contemplated hereby without the prior written review and approval of the other Party as to the content of such release, such approval not to be unreasonably withheld.

18.	Counterparts. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures and signatures transmitted via PDF shall be treated as original signatures.

19.	Governing Law. Section 16.8 of the Agreement shall apply to this Amendment No. 1.

20.	Parties in Interest. All of the terms and conditions of this Amendment No. 1 shall be binding upon, and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors, heirs, administrators and permitted assigns.

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21.	Entire Agreement; Conflicting Terms. The Parties hereby confirm and agree that, as amended hereby, the Agreement, including the payment terms set forth therein as expressly amended by this Amendment No. 1, remains in full force and effect and is a binding obligation of the Parties, and their respective successors, heirs, administrators, and permitted assigns. To the extent that anything set forth in this Amendment No. 1, either expressly or by interpretation, conflicts with any of the terms or provisions set forth in the Agreement, the terms of this Amendment No. 1 shall supersede and control.

[Signatures Follow on Next Page]

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the Amendment No. 1 Effective Date.

ONCOMED PHARMACEUTICALS, INC.		GLAXOSMITHKLINE LLC

By:	/s/ Paul J. Hastings	By:	/s/ Justin T. Huang

Name:	Paul J. Hastings	Name:	Justin T. Huang

Title:	CEO	Title:	Assistant Secretary

Exhibit 1

PRELIMINARY STUDIES—ANTI-NOTCH 1 PROGRAM

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 2

CLINICAL PLAN FOR SCENARIO #1 GUIDELINES

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 3

GUIDELINES FOR SCENARIO #2 FOR ANTI-NOTCH 1 PROGRAM AND FOR THE ANTI-NOTCH 2/3 PROGRAM

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 4

INITIAL JOINT CLINICAL SUB-TEAM MEMBERS

OncoMed Representatives

[***]

GSK Representatives

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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